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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                DECEMBER 13, 2004
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                Date of report (Date of earliest event reported)

                                   ADVO, INC.
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             (Exact name of registrant as specified in its charter)

             DELAWARE                       1-11720               06-0885252
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 (State or other jurisdiction      (Commission file number)    (IRS Employer
of incorporation or organization)                            Identification No.)

                ONE TARGETING CENTRE, WINDSOR, CONNECTICUT 06095
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (860) 285-6100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the election of Mr. Charles M. Herington to the Company's Board of Directors, the Company provided Mr. Herington with its current Fact Sheet for New Directors, which is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

Exhibit No.   Description
-----------   -----------
99.1          ADVO, Inc. Fact Sheet for New Directors.

                                      -2-
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ADVO, Inc.
Date: December 17, 2004

                                        By  /s/ JOHN D. SPERIDAKOS
                                            -------------------------
                                            John D. Speridakos
                                            Vice President & Controller

                                      -3-
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                                  EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------
   99.1                        ADVO, Inc. Fact Sheet for New Directors.